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                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                     FORM 8K

                                 CURRENT REPORT

                       Pursuant to Section 13 or 15(d) of
                       The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)                 August 16, 1999
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                      FIRST USA BANK, NATIONAL ASSOCIATION
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             (Exact name of registrant as specified in its charter)

     (As Servicer on behalf of CC MASTER CREDIT CARD TRUST (FORMERLY CHEVY
                        CHASE MASTER CREDIT CARD TRUST))

   Laws of the United States                33-81786                       76-0039224
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(State or other jurisdiction of     (Commission File Number)      (IRS Employer Identification
 incorporation or organization)                                              Number)

201 North Walnut Street, Wilmington, Delaware                          19801
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(Address of principal executive offices)                             (Zip Code)

                   302/594-4117
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Registrant's telephone number, including area code

                                       N/A
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              (Former name, former address and former fiscal year,
                          if changed since last report)

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Item 7.  Financial Statements and Exhibits

         (c)  Exhibits.

              The following exhibits are filed as a part of this report:

              (99.01) Series 1994-5 Monthly Certificateholders' Statement

              (99.02) Series 1994-5 Monthly Statement To Certificateholders

              (99.03) Series 1995-1 Monthly Certificateholders' Statement

              (99.04) Series 1995-1 Monthly Statement To Certificateholders
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                                    SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                                 FIRST USA BANK, NATIONAL ASSOCIATION
                                 As Servicer of the CC Master Credit Card Trust (formerly Chevy Chase Master Credit Card Trust)


                                 By: /s/ Tracie H. Klein
                                     ------------------------------------------
                                     Name:  Tracie H. Klein
                                     Title: First Vice President


Date:  August 27, 1999
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                                  Exhibit Index

Exhibit No.                    Description                                  Page

  99.01       Series 1994-5 Monthly Certificateholders' Statement

  99.02       Series 1994-5 Monthly Statement to Certificateholders

  99.03       Series 1995-1 Monthly Certificateholders' Statement

  99.04       Series 1995-1 Monthly Statement to Certificateholders